*****************************************************************
***************************Household Finance Corporation
HRSI Funding, Inc.
                                                Jan-98
Household Private Label Credit Card Master Trust II, Series
1994-2                                          20-Feb-98
*****************************************************************
***************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal
Receivables)
   Payment Rate
                                                9.590%
   Annualized Gross Cash Yield
                                          22.225%
   Annualized Default Rate
                                                6.598%
   Annualized Portfolio Yield
                                                15.628%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)
                                    66,288,654.04
   30 - 59 days (Del Stat 1) (%)
                                          4.54%
   60 - 89 days (Del Stat 2) ($)
                                    29,375,918.67
   60 - 89 days (Del Stat 2) (%)
                                          2.01%
   90+ days (Del Stat 3+)($)
                                    96,707,184.11
   90+ days (Del Stat 3+)(%)
                                          6.63%
        Total ($)
                                          192,371,756.82
        Total (%)
                                                13.18%
Collections
   Principal (discount applied)
                                    110,108,313.87
   Finance Charge (discount applied)
                                    25,681,819.33
   Other
                                                0.00
   Allocated Recoveries
                                          543,788.82
   Total
                                          136,333,922.02
Aggregate Principal Shortfalls for Group 1
                                          0.00
Adjustment Payments
                                          0.00
Transfer Deposit Amount
                                          0.00
Charge-Off Activity
   Defaulted Receivables
                                          7,785,045.76
   Defaulted Receivables Repurchased Pursuant to Article 2.07
                                          0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.03
                                          0.00
   Defaulted Amount
                                          7,785,045.76
*** Reallocated Investor Finance Charge and Administrative
Collections ***
Reallocated Investor Finance Charge and Administrative
Collections                                     6,945,428.32
Investor Defaulted Amount
                                    2,061,743.50
Series Adjusted Portfolio Yield
                                                15.628%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage
                                          82.0000000%
Fixed Class A Invested Percentage
                                          82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]
                                          1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]
                                          0.00
Class A Additional Interest (Due) [Section 4.08(a)]
                                          0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]
                                          0.00
Class A Investor Default Amount
                                          1,690,629.67
Allocable Servicing Fee (Due) [Section 3]
                                          625,000.00
Previously unpaid Allocable Servicing Fee
                                          0.00
Class A Required Amount [Section 4.10 (a)]
                                          0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req. Amount [Section
4.13(a)]                                0.00
     From Cash Collateral Account Withdrawls [Section 4.14(b)]
                                          0.00
     From Subordinated Principal Collections [Section 4.15(a)]
                                          0.00
     Total ("Funded Class A Required Amount")
                                          0.00

Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]
                                    5,695,251.22
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]
                                    1,380,871.55
Funded Class A Required Amount
                                          0.00
Excess Reallocated FC&A to cover previously unpaid Allocated
Servicing Fee [Section 4.13(     0.00
Total Available for Class A Invested Percentage Allocations
                                    4,314,379.67
Class A Monthly Interest (Paid)
                                          1,998,750.00
Overdue Class A Monthly Interest (Paid)
                                          0.00
Class A Additional Interest (Paid)
                                          0.00
Overdue Class A Additional Interest (Paid)
                                          0.00
Reimb. of Class A Investor Default Amount (Paid)
                                    1,690,629.67
Allocable Servicing Fee (Paid)
                                          625,000.00
Previously unpaid Allocable Servicing Fee (Paid)
                                          0.00
Class A Interest Shortfall
                                                0.00
Class A Additional Interest Shortfall
                                          0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage
                                          6.0000000%
Fixed Class B Invested Percentage
                                          6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]
                                    150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]
                                          0.00
Class B Additional Interest (Due) [Section 4.08(b)]
                                          0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]
                                          0.00
Class B Investor Default Amount
                                          123,704.61
Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest
                                          0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
                                          0.00
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                                          0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amount           0.00
     Total Funded
                                                0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]
                                    123,704.61
     From Cash Collateral Account Withdrawl [Section 4.14(b)]
                                          0.00
     From Subordinated Principal Collections allocable to the
Collateral Invested Amount           0.00
     Total Funded
                                          123,704.61
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]
                                    416,725.70
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]
                                    266,725.70
Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
                                          0.00
Funded Class B Default Amount
                                          123,704.61
Total Available for Class B Floating Allocations
                                          273,704.61
Class B Monthly Interest (Paid)
                                          150,000.00
Overdue Class B Monthly Interest (Paid)
                                          0.00
Class B Additional Interest (Paid)
                                          0.00
Overdue Class B Additional Interest (Paid)
                                          0.00
Reimbursement Class B Investor Default Amount (Paid)
                                    123,704.61
Class B Interest Shortfall
                                                0.00
Class B Addtional Interest Shortfall
                                          0.00
*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage
                                          12.0000000%
Fixed Collateral Invested Percentage
                                          12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]
                                          255,507.81
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]
                                          0.00
Collateral Additional Interest (Due) [Section 4.08(c)]
                                          0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]
                                          0.00
Collateral Investor Default Amount
                                          247,409.22
Collateral Invested Percentage of Reallocated FC&A [Section
4.11(b-1)]                                833,451.40
Amount that constitutes Excess FC&A [Section 4.11(b-1)]
                                    833,451.40
From Excess Reallocated FC&A to Fund Collateral Investor Default
Amount [Section 4.13(h)] 502,917.03
Total Available for Collateral Invested Percentage Allocations
                                    502,917.03
Collateral Monthly Interest (Paid)
                                          255,507.81
Overdue Collateral Monthly Interest (Paid)
                                          0.00
Collateral Additional Interest (Paid)
                                          0.00
Overdue Collateral Additional Interest (Paid)
                                          0.00
Reimbursement of Collateral Default Amount (Paid)
                                    247,409.22
Collateral Interest Shortfall
                                                0.00
Collateral Additional Interest Shortfall
                                          0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap
                                          9.3666667%
    Collateral Monthly Interest (Subject to Collat. Rate Cap)
                                    255,507.81
    Series 1994-2 Monthly Interest
                                          2,404,257.81
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
      Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]
                                    1,380,871.55
      Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]
                                    266,725.70
      Excess Collateral Interest Reallocated FC&A [Section
4.11(b-1)]                                      833,451.40
         Total
                                                2,481,048.65
  Uses of Excess Reallocated FC&A Collections [Section 4.13]
    Allocated to Class A Required Amount [Section 4.13(a)]
                                          0.00
    Allocated to reimburse Class A Investor Charge-Offs [Section
4.13(b)]                                  0.00
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]
                                          0.00
    Allocated to fund the Class B Investor Default Amount
[Section 4.13(d)]                               123,704.61
    Allocated to reimburse Class B Invested Amount reductions
[Section 4.13(e)]                   0.00
    Allocated to Collateral Monthly Interest [Section 4.13(f)]
                                          255,507.81
    Allocated to unpaid Allocated Servicing Fee from previous
periods [Section 4.13(g)]              0.00
    Allocated to fund the Collateral Default Amount [Section
4.13(h)]                                  247,409.22
    Allocated to reimburse Collateral Invested Amount reductions
[Section 4.13(i)]                   0.00
    Allocated to the Cash Collateral Account [Section 4.13(j)]
                                          0.00
    Allocated pursuant to the Collateral Agreement [Section
4.13(k)]                                  1,854,427.01
Subordinated Principal Collections [Section 4.15]
                                          5,248,873.22
   Allocated to Class A Required Amount [Section 4.15(a)]
                                          0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.15(b)]
                                          0.00
    Allocated to fund the Class B Investor Default Amount
[Section 4.15(c)]                         0.00
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount
                                    20,000,000.00
    Accumulation Period Amount
                                          0.00
    Accumulation Period Length
                                          2.00
         Accumulation Period?
                                    NO
Amortization Events
   Three Month Average Series Adjusted Portfolio Yield Test
                                    Not Triggered
   Other Amortization Events
                                    Not Triggered
Transaction Period
                                          Cont. Amort.
Principal Allocation Percentage
                                          80.1729696%
Available Investor Principal Collections
     Investor Principal Collections
                                    27,475,492.24
     Subordinated Principal Collections
                                          0.00
     Series Allocable Miscellaneous Payments
                                          0.00
     Series 1994-2 Excess Principal Collections
                                          0.00
     [Subordinated Series Reallocated Principal Collections]
                                          0.00
  Available Investor Principal Collections
                                    27,475,492.24
Collateral Principal Collections
                                          3,746,658.03
Class A Controlled Amortization Amount
                                    17,083,333.33
Class A Controlled Distribution Amount
                                    17,083,333.33
Class A Monthly Principal (Due) [Section 4.09(a)]
                                    17,083,333.33
Class A Monthly Principal (Paid)
                                    17,083,333.33
Class A Deficit Controlled Amortization Amount
                                          0.00
Total Available to Pay Class B Monthly Principal
                                    31,809,271.49
Class B Controlled Amortization Amount
                                          0.00
Class B Controlled Distribution Amount
                                          0.00
Class B Monthly Principal (Due) [Section 4.09(b)]
                                          0.00
Class B Monthly Principal (Paid)
                                          0.00
Class B Deficit Controlled Amortization Amount
                                          0.00
Available Investor Prin. Collecions (after paying A &B)
                                    10,392,158.91
Collateral Monthly Principal (Due) [Section 4.09(c)]
                                          2,329,545.45
Collateral Monthly Principal (Paid)
                                          2,329,545.45
Series 1994-2 Principal Shortfall
                                          0.00
Trust Excess Principal Collections
                                    11,809,271.49
*** Funding Accounts ***
Principal Funding Account deposit
                                          0.00
Withdraw of Funded Deficit Controlled Amortization Amount
                                    0.00
Withdraw of Excess (Paid to Seller)
                                          0.00
Principal Funding Account Balance
                                    20,000,000.00
Funded Deficit Controlled Amortization Amount
                                          0.00
[ Class B Principal Funding Account deposits
                                          0.00
 Principal Distributed to Class B Certificateholders
                                          0.00
 Class B Principal Funding Account Balance
                                    N/A
 Class A Interest Payment/Deposit
   from Collection Account
                                          1,998,750.00
   from Principal Funding Account
                                          0.00
   Paid to Class A Certificateholders
                                          1,998,750.00
   Interest Funding Account Balance
                                          0.00
 Class B Interest Payment/Deposit
   from Collection Account
                                          150,000.00
   from Principal Funding Account
                                          0.00
   Paid to Class B Certificateholders
                                          150,000.00
   Interest Funding Account Balance]
                                          0.00
Class A Investor Charge-Offs
                                          0.00
Reimbursement of Class A Investor Charge-Offs
                                          0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
                              0.00
Reduction of Class B Invested Amount (Other than Class B ICO)
                              0.00
Class B Investor Charge-Offs
                                          0.00
Reimbursement of Class B Investor Charge-Offs
                                          0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and
Reductions                                      0.00
Reduction of the Collateral Invested Amount (Other than
Collateral CO)                                   0.00
Collateral Charge-Offs
                                                0.00
Reimbursement of Collateral Invested Amount reductions
                                          0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions
                                    0.00
Previous month's ending Collateral Invested Amount
                                    45,000,000.00
Current Month's ending Collateral Invested Amount
                                    42,670,454.55
Unpaid current Allocated Servicing Fee
                                          0.00
Reimbursement of unpaid Allocated Servicing Fee
                                          0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
                                          0.00
Total Distributions to Class A, B, CIA  (principal and interest
and defaults)                       23,878,880.09
*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]
                                    1,415,982,226.40
Average Principal outstanding based upon additional accounts
                        1,415,982,226.40  Principal Receivables
outstanding [End of Month]
            1,333,892,875.77  Finance Charge and Administrative
Receivables outstanding
125,734,637.77
Class A Invested Amount
                                    290,416,666.67
Class B Invested Amount
                                    22,500,000.00
Collateral Invested Amount
                                    42,670,454.55
Invested Amount
                                    355,587,121.22
Series Adjusted Invested Amount
                                    375,000,000.00
    Revolving or Accumulation Period
                                    375,000,000.00
    Controlled Amortization  Period
                                    375,000,000.00
        Seller Specified Numerator
                                          0.00
        125% Amount
                                          0.00
    Early Amortization  Period
                                    N/A
Series Required Seller Amount
                                    37,500,000.00
Required Collateral Amount
                                    42,670,454.55
Available Collateral Amount
                                    42,670,454.55
Class A Certificate Balance
                                    290,416,666.67
Class B Certificate Balance
                                    22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance
                                                0.00
   Deposit of Excess Collections
                                          0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount
                                          0.00
      To reimburse Class A Investor Charge-Offs
                                          0.00
      To pay current or overdue Class B Monthly
          Interest, Class B Additional Interest or the Cumulative
          Excess Interest Amount
                                          0.00
      To fund the Class B Investor Default Amount
                                          0.00
      To reimburse Class B Invested Amount reductions
                                          0.00
             Total
                                                0.00
   Deposit of Collateral Monthly Principal
                                          2,329,545.45
   Net Available
                                          2,329,545.45
   Required Cash Collateral Amount
                                          0.00
   Collateral Surplus
                                          2,329,545.45
   Cash Collateral Account Surplus
                                          2,329,545.45
   End Balance
                                                0.00
Collateral Surplus (Prime)
                                                0.00
Cash Collateral Account Surplus (Prime)
                                          0.00
*****************************************************************
***************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series
1994-2                                          20-Feb-98
*****************************************************************
***************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest
                                          62.055556
   2. Principal distribution per $1,000 interest
                                          55.555556
   3. Interest distribution per $1,000 interest
                                          6.500000
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections
                                          136,333,922.02
      (b) Collections of Finance Charge & Administrative
Receivables                               26,225,608.15
      (c) Collections of Principal
                                          110,108,313.87
   2. Allocation of Receivables
      (a) Class A Invested Percentage
                                          82.0000000%
      (b) Principal Allocation Percentage
                                          80.1729696%
   3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding
Account                             0.00
      (b) Total amount on deposit in Principal Funding Account
                              20,000,000.00
   4. Delinquent Balances            (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)
                                    66,288,654.04
                                    (%)
                                                4.54%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                                    29,375,918.67
                                     (%)
                                                2.01%
      (c) 90+ days (Del Stat 3+) -- ($)
                                    96,707,184.11
                                               (%)
                                                6.63%
   5. Class A Investor Default Amount
                                          1,690,629.67
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distrib
Date(s) with respect to the Payment Date       0.00         (b)
The amount of Item 6(a) per $1,000 interest
                        0.000000
      (c) Total reimbursed to Trust in respect of Class A
Investor Charge-Offs                             0.000000
      (d) The amount of Item 6(c) per $1,000 interest
                                    0.000000
      (e) The amount, if any, by which the outstanding principal
balance of the Class A Certificates exceeds the             Class A
Invested Amount as of the end of such Payment Date
                     0.000000
   7. Allocable Servicing Fee paid for the Distrib Date(s) with
respect to the Payment Date       625,000.00
   8. Deficit Controlled Amortization Amount for such Payment
Date                                       0.00
C. Class A Pool Factor
                                          0.94444444
D. Receivables Balances
   1. Principal Receivbls as of close of business on the last day
of the preceding Due Period     1,333,892,875.77     2. Finance
Charge and Administrative Receivables as of the close of business
on the last day of the preceding          Due Period
                                          125,734,637.77
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date
                              22,500,000.00
   2. Available Collateral Invested Amount as of the end of the
Payment Date                        42,670,454.55
*****************************************************************
***************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series
1994-2
*****************************************************************
***************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest
                                          6.666667
   2. Principal distribution per $1,000 interest
                                          0.000000
   3. Interest distribution per $1,000 interest
                                          6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections
                                          136,333,922.02
      (b) Collections of FC&A
                                    26,225,608.15
      (c) Collections of Principal
                                          110,108,313.87
   2. Allocation of Receivables
      (a) Class B Invested Percentage
                                          6.0000000%
      (b) Principal Allocation Percentage
                                          80.1729696%
   3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding
Account                                   NA
      (b) Total amount on deposit in Principal Funding Account
                                              NA
   4. Delinquent Balances                        (Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)
                                    66,288,654.04
                                    (%)
                                                4.54%
      (b) 60 - 89 days (Del Stat 2) -- ($)
                                    29,375,918.67
                                     (%)
                                                2.01%
      (c) 90+ days (Del Stat 3+) -- ($)
                                    96,707,184.11
                                               (%)
                                                6.63%
   5. Class B Investor Default Amount
                                          123,704.61
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if
any, for the Distribution Date(s) with respect to                 the
Payment Date
                        0.000000
      (b) The amount of Item 6(a) per $1,000 interest
                                    0.000000
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions
                                    0.000000
      (d) The amount of Item 6(c) per $1,000 interest
                                    0.000000
      (e) The amount, if any, by which the outstanding principal
balance of of the Class B Certificates exceeds              the Class B
Invested Amount as of the end of such Payment Date
                0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
on the Payment Date                   0.000000
      (b) Available Cash Collateral Amount as a percent of the
Class B Invested Amount, each at close of             business on the
Payment Date
                  0.00%
   8. Available Collateral Invested Amount
                                    42,670,454.55
   9. Deficit Controlled Amortization Amount for such Payment
Date                          0.00
C. Class B Pool Factor
                                          1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period
                                    1,333,892,875.77
   2. Finance Charge and Administrative Receivables as of the
close of business on the last day of the preceding                Due Period

125,734,637.77